UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2010

PRO-FAC COOPERATIVE, INC.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-20539	16-6036816

(Commission File Number)	(IRS Employer Identification No.)

590 Willow Brook Office Park, Fairport, New York	14450

(Address of Principal Executive Offices)	(Zip Code)

(585) 218-4210

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On January 26, 2010, Pro-Fac Cooperative, Inc. (the “Cooperative”) issued a press release announcing its expected redemption of all of its outstanding Class A cumulative preferred stock. Also included in the press release is the Cooperative’s notice of the declaration by the Cooperative’s Board of Directors of a payment of dividends on its Class A cumulative preferred stock.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Title

99.1	Press Release issued by Pro-Fac Cooperative, Inc. on January 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-FAC COOPERATIVE, INC.

January 26, 2010	By:	/s/ Stephen R. Wright

Stephen R. Wright, Chief Executive Officer, Chief Financial Officer, General Manager and Secretary
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release issued by Pro-Fac Cooperative, Inc. on January 26, 2010